Exhibit 1.A(10)(a)(iii)

[ING LOGO]	Use only for the following product:

Security Life of Denver Insurance Company	☐ Asset Portfolio Manager (2511)
Variable Life Customer Service Center	☐ Strategic Investor (2513)
P.O. Box 173888 • Denver, CO 80217-3888
Minot Service Center: 877-253-5050 • ing-securitylife.com
Employer Sponsored Plans: 877-329-7543

M Financial
Supplement to Flexible Premium Variable Life Insurance Application
Investment Feature Selection Form

Section A – Premium Allocation

☐  Initial Premium Allocation    ☐  Premium Allocation Change Request

Premium Allocation.    Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.

              % GUARANTEED INTEREST DIVISION

SEPARATE ACCOUNT INVESTMENT OPTIONS

AIM – Series I
        %    V.I. Capital Appreciation Fund
        %    V.I. Government Securities Fund

Alger American
        %    Growth Portfolio
        %    Leveraged AllCap Portfolio
        %    MidCap Growth Portfolio
        %    Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
        %    Growth Portfolio (Service Class)
        %    Overseas Portfolio (Service Class)

Fidelity Variable Insurance Products Fund II (VIP II)
        %    Asset ManagerSM Portfolio (Service Class)
        %    Index 500 Portfolio

The GCG Trust
        %    Fully Managed Portfolio
        %    Liquid Asset Portfolio (money market)
        %    Mid-Cap Growth Portfolio

ING Income Shares – Class R Shares
        %    VP Bond Portfolio

ING Partners – Initial Class
        %    ING UBS Tactical Asset Allocation  Portfolio
        %    ING Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) – Class R Shares
        %    Index Plus Large Cap Portfolio
        %    Index Plus Mid Cap Portfolio
        %    Index Plus Small Cap Portfolio

ING Variable Products Trust (VP) – Class R Shares
        %    Growth Opportunities Portfolio
        %    MagnaCap Portfolio
        %    MidCap Opportunities Portfolio
        %    SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
        %    VIF-Core Equity Fund
        %    VIF-Health Sciences Fund
        %    VIF-High Yield Fund
        %    VIF-Small Company Growth Fund
        %    VIF-Total Return Fund
        %    VIF-Utilities Fund

Janus Aspen Series (Service Shares)
        %    Aggressive Growth Portfolio
        %    Growth Portfolio
        %    International Growth Portfolio
        %    Worldwide Growth Portfolio

M Funds
        %    Brandes International Equity Fund
        %    Clifton Enhanced U.S. Equity Fund
        %    Fontier Captital Appreciation Fund
        %    Turner Core Growth Fund

Neuberger Berman
        %    AMT Growth Portfolio
        %    AMT Limited Maturity Bond Portfolio
        %    AMT Partners Portfolio

Pioneer Funds – Class I
        %    Mid Cap Value VCT Portfolio
        %    Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
        %    Growth & Income Fund
        %    New Opportunities Fund
        %    Small Cap Value Fund
        %    Voyager Fund

Van Eck
        %    Worldwide Bond Fund
        %    Worldwide Emerging Markets Fund
        %    Worldwide Hard Assets Fund
        %    Worldwide Real Estate Fund

Designated Deduction Option.    You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.

Name of Investment Options:

Section B—Automatic Telephone Privileges

I acknowledge that my policy automatically will provide telephone privileges to perform certain transactions as specified in the current prospectus to me as policy owner and to my agent/registered representative and his/her assistant. I also agree that the Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. The Company may employ procedures that might include requiring forms of personal identification before accepting such telephone instructions. I understand that if I do not want myself or my agent/registered representative and his/her assistant to have such telephone privileges, I must indicate so below. I also understand that once granted, such privileges can be revoked only upon receipt of signed written instructions at the Company.

☐  I do not want telephone privileges.

☐  I do not want telephone privileges granted to my agent/registered representative and his/her assistant.

Note: Signature required on back page.

V-175-01 (MFinancial)

Section C – Automatic Rebalancing Option

☐  Initiate Automatic Rebalancing (complete below)

☐  Change Automatic Rebalancing (complete below)

Automatic Rebalancing Allocation

AIM – Series I	ING Variable Portfolios (VP) – Class R Shares	M Funds
% V.I. Capital Appreciation Fund	% Index Plus Large Cap Portfolio	% Brandes International Equity Fund
% V.I. Government Securities Fund	% Index Plus Mid Cap Portfolio	% Clifton Enhanced U.S. Equity Fund
	% Index Plus Small Cap Portfolio	% Frontier Capital Appreciation Fund
Alger American		% Turner Core Growth Fund
% Growth Portfolio	ING Variable Products Trust (VP) – Class R Shares
% Leveraged AllCap Portfolio	% Growth Opportunities Portfolio	Neuberger Berman
% MidCap Growth Portfolio	% MagnaCap Portfolio	% AMT Growth Portfolio
% Small Capitalization Portfolio	% MidCap Opportunities Portfolio	% AMT Limited Maturity Bond Portfolio
	% SmallCap Opportunities Portfolio	% AMT Partners Portfolio
Fidelity Variable Insurance Products Fund (VIP)
% Growth Portfolio (Service Class)	INVESCO Variable Investment Fund (VIF)	Pioneer Funds – Class I
% Overseas Portfolio (Service Class)	% VIF-Core Equity Fund	% Mid Cap Value VCT Portfolio
	% VIF-Health Sciences Fund	% Small Cap Value VCT Portfolio
Fidelity Variable Insurance Products Fund II (VIP II)	% VIF-High Yield Fund
% Asset ManagerSM Portfolio (Service Class)	% VIF-Small Company Growth Fund	Putnam Variable Trust (VT) Class IB Shares
% Index 500 Portfolio	% VIF-Total Return Fund	% Growth & Income Fund
	% VIF-Utilities Fund	% New Opportunities Fund
The GCG Trust		% Small Cap Value Fund
% Fully Managed Portfolio	Janus Aspen Series (Service Shares)	% Voyager Fund
% Liquid Asset Portfolio (money market)	% Aggressive Growth Portfolio
% Mid-Cap Growth Portfolio	% Growth Portfolio	Van Eck
	% International Growth Portfolio	% Worldwide Bond Fund
ING Income Shares – Class R Shares	% Worldwide Growth Portfolio	% Worldwide Emerging Markets Fund
% VP Bond Portfolio		% Worldwide Hard Assets Fund
% Worldwide Real Estate Fund
ING Partners – Initial Class
% ING UBS Tactical Asset Allocation Portfolio
% ING Van Kampen Comstock Portfolio

                % Guaranteed Interest Division

Frequency and Date of Automatic Rebalancing:    (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

☐ Monthly            ☐  Quarterly            ☐  Semi-annually            ☐  Annually

Date:
☐	Policy Processing Date—Date on which processing will occur based on frequency selected beginning (Month/Date)
☐	Last Valuation Date of Calendar Period
☐	Specific Date each Period beginning
(Specify Date)

Section D – Dollar Cost Averaging Option

☐  Initiate Dollar Cost Averaging (complete below)        ☐ Change Dollar Cost Averaging (complete below)

Please	transfer $ or % from:
(check one only)         ☐ The GCG Trust Liquid Asset Portfolio         ☐ Neuberger Berman Limited Maturity Bond Investment Option

into: the Separate Account Investment Option(s) selected below.

Dollar Cost Averaging Allocation

AIM – Series I
$            or            %    V.I. Capital Appreciation Fund
$            or            %    V.I. Government Securities Fund

Alger American
$            or            %    Growth Portfolio
$            or            %    Leveraged AllCap Portfolio
$            or            %    MidCap Growth Portfolio
$            or            %    Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
$            or            %    Growth Portfolio (Service Class)
$            or            %    Overseas Portfolio (Service Class)

Fidelity Variable Insurance Products Fund II (VIP II)
$            or            %    Asset ManagerSM Portfolio (Service Class)
$            or            %    Index 500 Portfolio

The GCG Trust
$            or            %    Fully Managed Portfolio
$            or            %    Liquid Asset Portfolio (money market)
$            or            %    Mid-Cap Growth Portfolio

ING Income Shares – Class R Shares
$            or            %    VP Bond Portfolio

ING Partners—Initial Class
$            or            %    ING UBS Tactical Asset Allocation Portfolio
$            or            %    ING Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) – Class R Shares
$            or            %    Index Plus Large Cap Portfolio
$            or            %    Index Plus Mid Cap Portfolio
$            or            %    Index Plus Mid Cap Portfolio

ING Variable Products Trust (VP) – Class R Shares
$            or            %    Growth Opportunities Portfolio
$            or            %    MagnaCap Portfolio
$            or            %    MidCap Opportunities Portfolio
$            or            %    SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
$            or            %    VIF-Core Equity Fund
$            or            %    VIF-Health Sciences Fund

VIF-High Yield Fund
$            or            %    VIF-Small Company Growth Fund
$            or            %    VIF-Total Return Fund
$            or            %    VIF-Utilities Fund

Janus Aspen Series (Service Shares)
$            or            %    Aggressive Growth Portfolio
$            or            %    Growth Portfolio
$            or            %    International Growth Portfolio
$            or            %    Worldwide Growth Portfolio

M Funds
$            or            %    Brandes International Equity Fund
$            or            %    Clifton Enhanced U.S. Equity Fund
$            or            %    Frontier Capital Appreciation Fund
$            or            %    Turner Core Growth Fund

Neuberger Berman
$            or            %    AMT Growth Portfolio
$            or            %    AMT Limited Maturity Bond Portfolio
$            or            %    AMT Partners Portfolio

Pioneer Funds – Class I
$            or            %    Mid Cap Value VCT Portfolio
$            or            %    Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
$            or            %    Growth & Income Fund
$            or            %    New Opportunities Fund
$            or            %    Small Cap Value Fund
$            or            %    Voyager Fund

Van Eck
$            or            %    Worldwide Bond Fund
$            or            %    Worldwide Emerging Markets Fund
$            or            %    Worldwide Hard Assets Fund
$            or            %    Worldwide Real Estate Fund

Frequency and Date of Dollar Cost Averaging:  (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

☐	Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:

☐	Policy Processing Date—Date on which processing will occur based on frequency selected beginning (Month/Date)

☐	Specific Date each Period beginning (Specify Date)

Terminate:

☐ Terminate Dollar Cost Averaging on (date)

☐ Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $

Section E – Investment Option Transfer Request

Transfer From	Investment Option	Transfer To	Transfer Form	Investment Option	Transfer To
AIM – Series I			The INVESCO Variable Investment Fund (VIF)
$ or %	V.I. Capital Appreciation Fund	$ or %	$ or %	VIF-Core Equity Fund	$ or %
$ or %	V.I. Government Securities Fund	$ or %	$ or %	VIF-Health Sciences Fund	$ or %
Alger American			$ or %	VIF-High Yield Fund	$ or %
$ or %	Growth Portfolio	$ or %	$ or %	VIF Small-Company Growth Fund	$ or %
$ or %	Leveraged AllCap Portfolio	$ or %	$ or %	VIF-Total Return Fund	$ or %
$ or %	MidCap Growth Portfolio	$ or %	$ or %	VIF-Utilities Fund	$ or %
$ or %	Small Capitalization Portfolio	$ or %	Janus Aspen Series Service Shares
Fidelity Variable Insurance Products Fund (VIP)			$ or %	Aggressive Growth Portfolio	$ or %
$ or %	Growth Portfolio (Service Class)	$ or %	$ or %	Growth Portfolio	$ or %
$ or %	Overseas Portfolio (Service Class)	$ or %	$ or %	International Growth Portfolio	$ or %
Fidelity Variable Insurance Products Fund II (VIP)			$ or %	Worldwide Growth Portfolio	$ or %
$ or %	Asset ManagerSM Portfolio (Service Class)	$ or %	M Funds
$ or %	Index 500 Portfolio	$ or %	$ or %	Brandes International Equity Fund	$ or %
The GCG Trust			$ or %	Clifton Enhanced U.S. Equity Fund	$ or %
$ or %	Fully Managed Portfolio	$ or %	$ or %	Frontier Capital Appreciation Fund	$ or %
$ or %	Liquid Asset Portfolio (money market)	$ or %	$ or %	Turner Core Growth Fund	$ or %
$ or %	Mid-Cap Growth Portfolio	$ or %	Neuberger Berman
ING INCOME SHARES – CLASS R SHARES			$ or %	AMT Growth Portfolio	$ or %
$ or %	VP Bond Portfolio	$ or %	$ or %	AMT Limited Maturity Bond Portfolio	$ or %
—	ING PARTNERS – INITIAL CLASS		$ or %	AMT Partners Portfolio	$ or %
$ or %	ING UBS Tactical Asset Allocation Portfolio	$ or %		Pioneer Funds-Class I
$ or %	ING Van Kampen Comstock Portfolio	$ or %	$ or %	Mid Cap Value VCT Portfolio	$ or %
ING Variable Portfolios (VP) – Class R Shares		$ or %	$ or %	Small Cap Value VCT Portfolio	$ or %
$ or %	Index Plus Large Cap Portfolio	$ or %		Putnam Variable Trust (VT) Class IB Shares
$ or %	Index Plus Mid Cap Portfolio	$ or %	$ or %	Growth & Income Fund	$ or %
$ or %	Index Plus Small Cap Portfolio	$ or %	$ or %	New Opportunities Fund	$ or %
ING Variable Products Trust (VP) – Class R Shares			$ or %	Small Cap Value Fund	$ or %
$ or %	Growth Opportunities Portfolio	$ or %	$ or %	Voyager Fund	$ or %
$ or %	MagnaCap Portfolio	$ or %	Van Eck
$ or %	MidCap Opportunities Portfolio	$ or %	$ or %	Worldwide Bond Fund	$ or %
$ or %	SmallCap Opportunities Portfolio	$ or %	$ or %	Worldwide Emerging Markets Fund	$ or %
		$ or %	$ or %	Worldwide Hard Assets Fund	$ or %
		$ or %	$ or %	Worldwide Real Estate Fund	$ or %
            % Guaranteed Interest Division

Section F – Signatures

I/We acknowledge that we have read and understand:
1.	the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.
2.	I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center before the next transfer date.
3.	that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form before the date specified.
Signature of Owner(s) and authorized Registered Representative:

                                                                                                                                                        Date
(Signature)                                                     (Printed Name)

                                                                                                                                                        Date
(Signature)                                                     (Printed Name)

                                                                                                                                                        Date
(Signature)                                                     (Printed Name)

Signature of Spouse (if applicable)                                                                                             Date

If Corporation, provide title of office

Print name of insured(s)

Policy Number                                                                                                           Daytime Phone Number
(For corporate owned/sponsored plans attach list of applicable policies)